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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated January 31, 2002 included in FBR Asset Investment Corporation's Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this Form S-3 Registration Statement.



Vienna, Virginia
April 8, 2002                                       /s/ Arthur Andersen LLP